Exhibit 10.31

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PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the US Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The US Department of Health and Human Services, as represented by National Cancer Institute an Institute or Center (hereinafter referred to as the “IC”) of the NCI and Curative Biotechnology hereinafter referred to as the “Licensee”, having offices at 1825 NW Corporate Boulevard, Suite 110, Boco Raton, FL 33431, created and operating under the laws of Florida.

Tax ID No.: 26-1412177

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FIRST AMENDMENT TO L-009-2021-0

This is the first amendment (“First Amendment”) of the agreement by and between the IC and Licensee having an effective date of October 15, 2020 and having IC Reference Number L-009-2021-0 (“Agreement”). This First Amendment, having IC Reference Number L-009-2021-1 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Options), 3) Attachment 2 (Appendix C), 4) Attachment 3 - (Appendix D), 5) Attachment 4 (Appendix E).

WHEREAS, the Licensee changed names from Connectyx Technologies Holdings Group to Curative Biotechnology in November 2020.

WHEREAS, the IC and the Licensee desire that the Agreement be amended a first time as set forth below in order to change the Licensee’s name and extend the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1) Amendment to the Licensee’s name. The definition of Licensee on the Cover Page of the Agreement is hereby amended to Curative Biotechnology. All other relevant information on the Cover Page remains consistent and unchanged.

2) Amendment to Appendix C – Royalties. Appendix C of the Agreement is hereby deleted in its entirety and replaced with the new Appendix C attached herein as Attachment 2 .

3) Amendment to Appendix D – Benchmarks and Performance. Appendix D of the Agreement is hereby deleted in its entirety and replaced with the new Appendix D attached herein as Attachment 3.

4) Amendment to Appendix E – Commercial Evaluation Plan. Appendix E of the Agreement is hereby deleted in its entirety and replaced with the new Appendix E attached herein as Attachment 4.

5) Amendment to Paragraph 9.1. Paragraph 9.1 of the Agreement is hereby amended to add a new Paragraph 9.1(c) and shall read as follows (modifications shown in strikethrough and underline):

The Licensee shall provide written annual reports outlining results of its evaluation of the Licensed Patent Rights, the Licensed Products, Materials, and/or the Licensed Processes provided by this Agreement at the following times:

a. by no later than thirty (30) days prior to the end of the first anniversary of the Effective Date of this Agreement;

b. within thirty (30) days following the second anniversary of the Effective Date of this Agreement, or termination of this Agreement, whichever occurs earlier; and

c. Within thirty (30) days following the third anniversary of the Effective Date of this Agreement, or termination of this Agreement, whichever occurs earlier.

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6) Amendment to Paragraph 13.1. Paragraph 13.1 of the Agreement is hereby deleted in its entirety and replaced with the following (modifications shown in strikethrough and underline):

This Agreement shall become effective as of the Effective Date unless the provisions of Paragraph 14.14 are not fulfilled and shall expire thirty-six (36) months from its Effective Date. The term of this Agreement may be extended for an additional twelve (12) months upon mutual written agreement of the Parties, provided that the Licensee has successfully initiated a minipig model to evaluate a Licensed Product. For purposes of this Paragraph 13.1, initiation shall mean first dosing of a Licensed Product in an animal for such model. Within sixty (60) days of the termination or expiration of this Agreement, unless an IC Exclusive or Non-exclusive Commercial Patent License has been executed for the Licensed Patent Rights in the Licensed Field(s) of Use, as stipulated in Paragraph 3.3 of this Agreement, the Licensee shall return all Materials and Licensed Products to the IC or provide the IC with written certification of their destruction. The Licensee further agrees that it shall be responsible for the destruction of any remaining Materials and Licensed Products from the Third Party Contractor(s) to the Licensee, and the Licensee shall obtain written certification from the Third Party Contractor(s) that any remaining Materials or Licensed Products in their possession have been destroyed and to provide IC with a copy of said written notification within sixty (60) days of the termination or expiration of this Agreement.

7) Amendment Royalty. Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the IC an amendment issue royalty as described in Attachment 2 and payment options may be found in Attachment 1.

8) In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

9) The terms and conditions of this First Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page

10) This First Amendment is effective on October 15, 2022. For purposes of clarity, upon execution of this First Amendment by all parties the Agreement is retroactively extended to cover the time period between October 15, 2022 and the date of execution.

11) This First Amendment may be executed in one or more counterparts (facsimile and electronic transmission included), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same First Amendment.

12) All terms and conditions of the Agreement not herein amended remain binding and in effect.

SIGNATURES BEGIN ON NEXT PAGE

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FIRST AMENDMENT TO L-009-2021/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

Richard U. Rodriguez, MBA
Date
Associate Director

Technology Transfer Center

National Cancer Institute

National Institutes of Health

Address for Agreement notices and reports:

E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)

Mail: License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6701 Rockledge Drive, Suite 700, MS 7788

Bethesda, Maryland 20892 USA.

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports) 2-23-23

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For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

__________________________________________ __________________

Signature of Authorized Official Date

Paul Michaels

Printed Name

Chief Executive Officer

Title

I. Official and Mailing Address for Agreement notices:

Paul Michaels

Name

Chief Executive Officer

Title

Mailing Address

Curative Biotechnology

1825 NW Corporate Boulevard, Suite 110

Boca Raton, FL 33431

Email Address: pmichaels@curativebiotech.com

Phone: 561-418-7725

Fax: 561-418-7724

II. Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Paul Michaels

Name

Chief Executive Officer

Title

Mailing Address:

Curative Biotechnology

1825 NW Corporate Boulevard, Suite 110

Boca Raton, FL 33431

Email Address: pmichaels@curativebiotech.com

Phone: 561-418-7725

Fax: 561-418-7724

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Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 USC §§3801-3812 (civil liability) and 18 USC §1001 (criminal liability including fine(s) or imprisonment).

ATTACHMENT 1 – ROYALTY PAYMENT INFORMATION

New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

Credit and Debit Card Payments: Credit and debit card payments can be submitted for amounts up to $24,999. Submit your payment through the US Treasury web site located at: https://www.pay.gov/public/form/start/28680443.

Automated Clearing House (ACH) for payments through US banks only

The IC encourages its licensees to submit electronic funds transfer payments through the Automated Clearing House (ACH). Submit your ACH payment through the US Treasury web site located at: https://www.pay.gov/public/form/start/28680443. Please note that the IC “only” accepts ACH payments through this

US Treasury web site.

Electronic Funds Wire Transfers: The following account information is provided for wire payments. In order to process payment via Electronic Funds Wire Transfer sender MUST supply the following information within the transmission:

Drawn on a US bank account via FEDWIRE:

Please provide the following instructions to your Financial Institution for the remittance of Fedwire payments to the NIH ROYALTY FUND.

Fedwire

Field Tag Fedwire Field Name Required Information

{1510} Type/Subtype 1000

{2000} Amount (enter payment amount)

{3400} Receiver A.B.A. routing number* 021030004

{3400} Receiver ABA short name TREAS NYC

{3600} Business Function Code CTR (or CTP.)

{4200} Beneficiary Identifier (account number) (enter 12 digit gateway account #) 875080031006

{4200} Beneficiary Name (enter agency name associated with the Beneficiary Identifier) DHHS / NIH (75080031)

{5000} Originator (enter the name of the originator of the payment) COMPANY NAME

{6000} Originator to Beneficiary Information – Line 1 (enter information to identify the purpose of the payment) ROYALTY

{6000} Originator to Beneficiary Information – Line 2 (enter information to identify the purpose of the payment) LICENSE NUMBER

{6000} Originator to Beneficiary Information – Line 3 (enter information to identify the purpose of the payment) INVOICE NUMBER

{6000} Originator to Beneficiary Information – Line 4 (enter information to identify the purpose of the payment)

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Fedwire

Field Tag Fedwire Field Name Required Information Notes:

*The financial institution address for Treasury’s routing number is 33 Liberty Street, New York, NY 10045.

Agency Contacts: Office of Technology Transfer (OTT) (301) 496-7057 OTTRoyalties@mail.nih.gov

Drawn on a foreign bank account via FEDWIRE:

The following instructions pertain to the Fedwire Network. Deposits made in US Dollars (USD).

Should your remitter utilize a correspondent US domestic bank in transferring electronic funds, the following Fedwire instructions are applicable.

Fedwire

Field Tag Fedwire Field Name Required Information

{1510} Type/Subtype 1000

{2000} Amount (enter payment amount)

{3100} Sender Bank ABA routing number (enter the US correspondent bank’s ABA routing number)

{3400} Receiver A.B.A. routing number* 021030004

{3400} Receiver ABA short name TREAS NYC

{3600} Business Function Code CTR (or CTP.)

{4200} Beneficiary Identifier (account number)** (enter 12 digit gateway account #) 875080031006

{4200} Beneficiary Name (enter agency name associated with the Beneficiary Identifier) DHHS / NIH (75080031)

{5000} Originator (enter the name of the originator of the payment) COMPANY’S NAME

{6000} Originator to Beneficiary Information – Line 1 (enter information to identify the purpose of the payment) ROYALTY

{6000} Originator to Beneficiary Information – Line 2 (enter information to identify the purpose of the payment) LICENSE NUMBER

{6000} Originator to Beneficiary Information – Line 3 (enter information to identify the purpose of the payment) INVOICE NUMBER

{6000} Originator to Beneficiary Information – Line 4 (enter information to identify the purpose of the payment)

Notes:

*The financial institution address for Treasury’s routing number is 33 Liberty Street, New York, NY 10045.

**Anything other than the 12 digit gateway account # will cause the Fedwire to be returned – SWIFT CODE: FRNYUS33

Agency Contacts:

Office of Technology Transfer (OTT) (301) 496-7057 OTT-Royalties@mail.nih.gov

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Checks

All checks should be made payable to “NIH Patent Licensing” Checks drawn on a US bank account and sent by US Postal Service should be sent directly to the following address:

National Institutes of Health

PO Box 979071

St. Louis, MO 63197-9000

Checks drawn on a US bank account and sent by overnight or courier should be sent to the following address:

US Bank

Government Lockbox SL-MO-C2GL

1005 Convention Plaza

St. Louis, MO 63101

Phone: 314-418-4087

Checks drawn on a foreign bank account should be sent directly to the following address:

National Institutes of Health

Office of Technology Transfer

License Compliance and Administration

Royalty Administration

6701 Rockledge Drive

Suite 700, MSC 7788

Bethesda, Maryland 20892

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ATTACHMENT 2 – APPENDIX C - ROYALTIES

Royalties:

I. The Licensee agrees to pay to the IC a non-creditable, non-refundable license issue royalty according to the following schedule:

(a) Five thousand US dollars ($5,000.00 USD) within sixty (60) days of the Effective Date of this Agreement.

II. The Licensee agrees to pay to the IC a non-creditable, non-refundable patent reimbursement royalty according to the following schedule:

(a) Five thousand US dollars ($5,000.00 USD) on the one-year anniversary of the Effective Date of this Agreement.

III. The Licensee agrees to pay to the IC a non-creditable, non-refundable amendment issue royalty according to the following schedule:

(a) Five thousand US dollars ($5,000.00 USD) within sixty (60) days of the Effective Date of this First Amendment.

IV. In the event of an additional extension, as provided under Paragraph 13.1, the Licensee agrees to pay to the IC a non-creditable, non-refundable patent reimbursement royalty according to the following schedule:

(a) Five thousand US dollars ($5,000.00 USD) on the three-year anniversary of the Effective Date of this Agreement.

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ATTACHMENT 3 – BENCHMARKS AND PERFORMANCE

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the IC that the Benchmark has been achieved.

I. Initiate preclinical IND-enabling studies within nine (9) months of the Effective Date of the First Amendment.

II. Select at least one lead ADC candidate within eighteen (18) months of the Effective Date of the Agreement.

III. Raise at least at total of $500,000.00 within twenty-two (22) months of the Effective Date of the Agreement.

IV. IND Submission within twenty-four (24) months of the Effective Date of the First Amendment.

V. Develop small scalable batches of non-GMP materials within six (6) months of the Effective Date of the First Amendment.

VI. Initiate minipig studies within twelve (12) months of the Effective Date of the First Amendment.

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ATTACHMENT 4 – COMMERCIAL EVALUATION PLAN

Progress since the execution of the Agreement:

●	Using BioReliance Labs, Licensee manufactured an anti-NCAM monoclonal antibody research cell bank (RCB) and completed testing of the RCB to certify its usability for Good Manufacturing Practice (GMP) manufacturing.

●	The RCB was shipped to Azenta for long-term storage.

●	Licensee contracted with APC Ltd., a contract development and manufacturing company (CDMO), to perform the process and analytical development of anti-NCAM bulk drug substance and anti-NCAM (mAb) bulk drug product. The work is scheduled to begin during the first quarter of 2023.

●	APC Ltd. developed a procedure to reproducibly grow the RCB from frozen stock. This method is capable of producing bench-scale amounts of monoclonal antibodies. Licensee has demonstrated the generated material is a monoclonal antibody that recognizes NCAM.

●	Licensee contracted with CDMO Creative Biolabs to manufacture anti-NCAM bulk drug substance, anti- NCAM (mAb) bulk drug product, and PBD-conjugated anti-NCAM finished drug product. Work is scheduled to begin during the third quarter of 2023.

●	All non-GMP work used for proof-of-concept studies will be conducted at Emory University.

●	No Good Laboratory Practice (GLP) work is planned for 2023 until/unless positive proof of principal animal data from Emory University studies.

2023 development plan

●	Licensee will work with Creative Biolabs to process and analytically develop small scalable batches of non-GMP materials.

○	Licensee estimates six months for development activities and the manufacture of a large stock of materials to proceed with testing in minipigs - est. $250,000.

○	Storage and shipping from Creative Biolabs - est. $250/mo.

●	Licensee will continue RCB storage at Azenta Life Sciences during proof of concept work. $250/mo.

●	Licensee will perform proof of concept drug substance and ADC-drug non-GMP development stability for both rodents and minipigs. It is estimated that this will take six months. - est. $125,000

●	Initiation of the world’s first endogenous minipig brain tumor model proof of principle study at Emory. Anticipated start in the third quarter of 2023. Pigs to survive as long as ethics protocol allows.
●	Draft of Meeting Request (MR) and pre-IND Briefing Book (largely an investigator and preclinical document, including Chemistry, Manufacturing, and Controls) - 2 months (with e-Pub) anticipated to begin during the fourth quarter of 2023.

○	Cost for the Regulatory SME (or group) writing the pIND, and e-Pub group for the MR and pre- IND BB and electronic gateway system (ESG) submission to FDA - est. $100,000 (includes Reg SME or group providing their electronic template costs for the pIND BB).

○	Submission will be time and substance dependent on the end-of-life studies in mini pigs.

Post 2023 Development plan:

●	If Go/No Go study on minipigs is positive, then Licensee will proceed with the completion of GLP or GMP small batch to repeat the required pre-filing in vivo and in vitro tests for FDA IND filing. Chemistry, Manufacturing, and Controls process to mirror the processes detailed in the pre-IND briefing book.

●	Licensee will continue with the confirmation of the target indication, focusing on newly diagnosed solid tumor glioblastoma. Licensee will not proceed forward with pediatric indications.

●	Development of clinical protocol documents at Emory.

●	Nick Boulis at Emory will likely be the PI for the first in human study as he has developed the CED technology that will be used in the surgical delivery of the drug. He is currently using the technique (which will be first in human) in his minipig model. This will likely be initiated during the fourth quarter of 2024 following FDA and Emory IND submissions and approvals.

●	We anticipate filing applications for accelerated approval programs at FDA, which are being investigated and require POP and manufacturing success before filing.